PINE GROVE ALTERNATIVE INSTITUTIONAL FUND (the “Fund”)

Supplement dated August 19, 2015 to the Prospectus dated July 31, 2015

1.	The second paragraph on page 10 of the Prospectus under the “Repurchases of Shares by the Fund” section is hereby deleted in its entirety and replaced with the following:

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. The Fund also has the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than the required minimum balance applicable for the Fund. In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s Agreement and Declaration of Trust.

2.	The third paragraph on page 67 of the Prospectus in the sub-section entitled “Purchase Terms” in the “Purchase of Shares” section is hereby deleted in its entirety and replaced with the following:

The minimum initial investment in the Fund from each investor is $25,000, and the minimum additional investment in the Fund is $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). Additionally, the Fund may waive or reduce such minimum initial and additional investment amounts (as well as the application and funding deadlines described above) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Adviser. The Fund will notify Shareholders of any changes in the investors that are eligible for such reductions. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than the required minimum balance of $10,000.

3.
The fourth paragraph on page 70 of the Prospectus in the sub-section entitled “Repurchase of Shares” in the “Repurchases and Transfer of Shares” section is hereby deleted in its entirety and replaced with the following:

A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain a minimum account balance of at least $10,000 after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum balance applicable for the Fund, the Fund reserves the right to repurchase all of a Shareholder’s Shares. This right of the Fund to repurchase Shares compulsorily may be a factor which Shareholders may wish to consider when determining the extent of any tender for purchase by a Fund.

For more information, please contact a Fund customer service representative toll free at 855-699-3103.

PLEASE RETAIN FOR FUTURE REFERENCE.

218-PSA1-0815